Exhibit 32.1
CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of FS Investment Corporation II (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof  (the “Form 10-K”), Michael C. Forman, as Chief Executive Officer of the Company, and William Goebel, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
•
the Form 10-K of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•
the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 19, 2019
/s/ MICHAEL C. FORMAN Michael C. Forman Chief Executive Officer
/s/ WILLIAM GOEBEL William Goebel Chief Financial Officer